                                                                    EXHIBIT 23.2
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 14, 1997, which appears on page F-2 of the Prospectus constituting part of Peritus Software Services, Inc.'s Registration Statement on Form S-1 (No. 333-27087).


/s/ Price Waterhouse LLP
Price Waterhouse LLP



Boston, Massachusetts
October 24, 1997